SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                                   SICOR INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   0-18549                      33-0176647
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                       19 Hughes, Irvine, California 92618
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 455-4700

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ITEM 7. Financial Statements and Exhibits.

      (c) Exhibits.

      99.1 Press release of SICOR Inc. dated August 12, 2003

ITEM 9. Regulation FD Disclosure.

      On August 12, 2003, SICOR Inc. issued a release announcing the resignation of its Chief Financial Officer and Treasurer and the election of an interim Chief Financial Officer and Treasurer by the Company's Board of Directors. A copy of the release is attached as Exhibit 99.1 to this Form 8-K.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: August 12, 2003

                                   SICOR INC.

                                   By             /s/ Marvin Samson
                                      ------------------------------------------

                                                   Marvin Samson
                                                   President and
                                              Chief Executive Officer


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                                INDEX TO EXHIBITS
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Exhibit
Number      Exhibit
-------     -------

99.1        Press release of SICOR Inc. dated August 12, 2003


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